                                                                    EXHIBIT 4.3

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    NUMBER                       [LOGO]                  COMMON STOCK

DI                                                          SHARES


                                                   SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS


                                                      CUSIP 25385N 10 1

                                              THIS CERTIFICATE IS TRANSFERABLE
                                                IN BOSTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFIES THAT




    IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                  $0.001 PAR VALUE OF $0.001 PER SHARE, OF

                            DIGITAL ISLAND, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [CORPORATE SEAL
                          OF DIGITAL ISLAND, INC.]

       /s/                                                    /s/

CHIEF FINANCIAL OFFICER                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


                               COUNTERSIGNED AND REGISTERED:
                                             BankBoston, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY /s/
                                                            AUTHORIZED SIGNATURE

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                            DIGITAL ISLAND, INC.


A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
 COM PROP- as community property                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                        X   __________________________________

                                        X   __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.